UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VERIZON COMMUNICATIONS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Admission Ticket
Verizon Communications Inc.
2015 Annual Meeting Admission Ticket
May 7, 2015, 8:30 a.m. Local Time
Hyatt Regency Minneapolis
1300 Nicollet Mall
Minneapolis, Minnesota 55403
Upon arrival, please present this admission ticket at the registration desk.
IMPORTANT ANNUAL MEETING INFORMATION
ENDORSEMENT_LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
Step 1: Go to www.envisionreports.com/vz to view the materials
Step 2: Click on Cast Your Vote or Request Materials
Step 3: Follow the instructions on the screen to log in
Vote online
• Go to www.envisionreports.com/vz
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
01ZN5F
www.envisionreports.com/vz
Important Notice Regarding the Availability of Proxy Materials for the Verizon Communications Inc.
Annual Meeting of Shareholders to be Held on Thursday, May 7, 2015
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of
Shareholders are available online. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on are on the reverse side of this notice. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you online.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy statement and annual report to shareholders are available at:
: Easy Online Access — A Convenient Way to View Proxy Materials and Vote
Step 4: Select your delivery preferences and vote
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 28, 2015 to facilitate timely delivery.

Notice of 2015 Annual Meeting of Shareholders
01ZN5F
Verizon Communications Inc. 2015 Annual Meeting of Shareholders will be held on Thursday, May 7, 2015, 8:30 a.m. Local Time at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota 55403.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:
1. Election of Directors
2. Ratification of Appointment of Independent Registered Public Accounting Firm
3. Advisory Vote to Approve Executive Compensation
The Board of Directors recommends a vote AGAINST the following proposals:
4. Network Neutrality Report
5. Political Spending Report
6. Severance Approval Policy
7. Stock Retention Policy
8. Shareholder Action By Written Consent
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted online, by email or by telephone.
Email copies: Current and future email delivery requests can be submitted online or by email. If you request an email copy of current meeting materials, you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting meeting materials.
g Online – Go to www.envisionreports.com/vz. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit an instruction to receive a paper copy for future meetings.
g Email – Send an email to investorvote@computershare.com with “Proxy Materials Verizon” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and specify in the email whether you want a paper or email copy of current meeting materials. You can also state your preference to receive a paper or email copy for future meetings.
To facilitate timely delivery, all requests for a copy of the current meeting materials must be received by April 28, 2015. .
01ZN5F